GOODWILL	12 Months Ended
Jun. 30, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill Disclosure [Text Block]
NOTE 9 -	GOODWILL

The changes in the carrying amount of goodwill are as follows:

	June 30,
	2016	2017

Balance at beginning of year	$59,918	$59,847
Goodwill impairment charge	-	(11,211)
Translation adjustment	(71)	(1,310)

Balance at the end of year	$59,847	$47,326

Concord Group, as a component of the M&E operating segment, is considered to be a reporting unit for goodwill impairment purposes as Concord Group constitutes a business for which discrete financial information is available and segment management regularly reviews the operating results of Concord Group. The amount of goodwill allocated to Concord Group was $25,111 and $24,595 as of June 30, 2016 and 2017, respectively, before any impairment charges. The Company engaged an independent third-party appraiser to assist in the goodwill impairment test. For the year ended June 30, 2016, the Company’s step one impairment test indicated that the fair value of Concord Group exceeded its carrying amount and thus no impairment was noted. For the year ended June 30, 2017, the Company concluded that the carrying amount of Concord Group exceeded its fair value and recorded a goodwill impairment charge of $11,211 under the caption of “Goodwill impairment charge” in the statement of comprehensive income as a result of lower profitability levels resulting from increased competition and changes in market. Based on the testing results, the amount of goodwill allocated to Concord Group after impairment was $23,258 and $11,488 as of June 30, 2016 and 2017.

Estimating the fair value of Concord Group requires the Company to make assumptions and estimates regarding its future plans, market share, industry and economic conditions of the various geographical areas in which it operates which includes Singapore, Malaysia and the Middle East. In applying the discounted cash flow approach, key assumptions include the amount and timing of future expected cash flows, terminal value growth rates and appropriate discount rates. The Company estimates future expected cash flows for each geographical area in which it operates and calculates the net present value of those estimated cash flows using risk adjusted discount rates ranging from 12.7% to 16.9% (2016: 13.5% to 16.4%) and a terminal value growth rate was 2% (2016: 2%). If the discount rates adopted in 2017 increased or decreased by 1%, the fair value of Concord Group would decrease or increase by $1,187 and $1,383, respectively. If the terminal value growth rates adopted in 2017 increased or decreased by 1%, the fair value of Concord Group would increase or decrease by $562 and $498, respectively.

There are uncertainties surrounding the amount and timing of future expected cash flows as they may be impacted by negative events such as a slowdown in the mechanical and electrical engineering sector, deteriorating economic conditions in the geographical areas Concord Group operates in, political, economic and social uncertainties in the Middle East, increasing competitive pressures and fewer than expected mechanical and electrical solution contracts awarded to Concord Group. These events can negatively impact demand for Concord Group’s services and result in actual future cash flows being less than forecasted or delays in the timing of when those cash flows are expected to be realized. Further, the timing of when actual future cash flows are received could differ from the Company’s estimates, which are based on historical trends and does not factor in unexpected delays in project commencement or execution.